 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 15, 2009

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Election of New Director.   On January 15, 2009, the Board of Directors of Express Scripts, Inc. (the “Company”) elected Frank Mergenthaler as a member of the Board.  There are no arrangements or understandings between Mr. Mergenthaler and any other person pursuant to which he was elected as a director.  Mr. Mergenthaler will also serve as a member of the audit committee of the Board.

Mr. Mergenthaler will participate in the compensation arrangements established by the Company for non-employee directors.

A copy of the press release announcing Mr. Mergenthaler’s election to the Board is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)	The following Exhibits are furnished as part of this report on Form 8-K:

Exhibit 10.1*  Description of compensation payable to non-employee directors, incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed May 30, 2008.

Exhibit 99.1   Press Release, dated January 15, 2009.

* Denotes management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date: January 15, 2009	By:	/s/ Martin Akins
Martin Akins
Assistant General Counsel